Subsequent events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events

21.	Subsequent events

Subsequent to the end of the reporting period, a new subsidiary named Belive AI Studios Pte. Limited was established on July 7, 2025. The principal activity of Belive AI Studios Pte. Limited is engaged as a creative agency dealing in content production and campaign marketing.

26.	Subsequent events

Subsequent to the end of the reporting period, the Company successfully raised a gross proceed of US$10,848,912 from the sale of public shares including over allotment by the underwriters during an initial public offering on NASDAQ which closed on 7 April 2025. The over-allotment offering closed on 11 April 2025.